EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DYNAMIC ALERT LIMITED (the "Company") on Form 10-K for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald Cameron, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 8, 2009

By:           /s/ Donald Cameron

Donald Cameron
Secretary, Treasurer, principal financial officer and principal accounting officer